Exhibit 10.1

Fortress Credit Corp.

1345 Avenue of the Americas, 46th Floor New York, NY 10105

March 16, 2022

c/o Galaxy Gaming, Inc.

6480 Cameron Street, Suite 305
Las Vegas, NV 89118

Attention:  Harry Hagerty, CFO

Telephone:  (702) 939-3255

E-mail:  hhagerty@GalaxyGaming.com

With a copy to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, CA 92130
Attention:  Sony Ben-Moshe, Esq.
Telephone:  (858) 523-3925
Facsimile:  (858) 523-5450

Re:Consent and Waiver to Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Term Loan Credit Agreement (the “Credit Agreement”), dated as of November 15, 2021, by and among Galaxy Gaming, Inc. (the “Borrower”), the Lenders party thereto from time to time, and Fortress Credit Corp., as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”). Capitalized terms used but not defined herein shall have the meaning set forth in the Credit Agreement.

Borrower has acknowledged that it is currently in default under the Credit Agreement as a result of its failure to comply with the requirement in Section 7.14 of the Credit Agreement not to permit, on the last Business Day of each calendar month, more than the Dollar Equivalent of $1,000,000 (or such greater amount determined by the Agent in its sole discretion) in the aggregate to be on deposit in Isle of Man deposit or securities accounts which are not subject to Control Agreements (as such term is defined in the Guaranty and Security Agreement) or other security arrangements acceptable to the Agent (the “Existing Default”) for the months of November 2021, December 2021, January 2022 and February 2022 (the “Specified Compliance Periods”). Borrower has requested that the Agent and Required Lenders waive, and the Agent and the Lenders signatory hereto constituting the Required Lenders agree to waive, the Existing Default for the Specified Compliance Periods indicated above.

In consideration of the premises, the agreements, and provisions herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Exhibit 10.1

(1)Subject to the terms set forth herein, the Agent and the Required Lenders hereby waive the Existing Default and such waiver shall apply only to the foregoing Specified Compliance Periods.

(2)Except to the extent expressly set forth in this letter agreement, the execution, delivery and performance of this letter agreement shall not (i) limit, impair, constitute an amendment, forbearance or waiver by, or otherwise affect any right, power or remedy of, the Agent or any Lender under the Credit Agreement or any other Loan Document or waive, affect or diminish any right of the Agent to demand strict compliance and performance therewith, (ii) constitute a waiver of, or forbearance with respect to, any Default or Event of Default, whether known or unknown or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The foregoing waiver shall not be deemed to operate as, or obligate the Agent or the Lenders to grant any future waiver or modification of, or consent to, or departure from, any provision, term or departure under the Credit Agreement.

(3)(a) In consideration of the agreements of the Agent and the Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and the other Loan Parties, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, directors, officers, attorneys, employees, agents, legal representatives and other representatives (the Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or suspected, at law or in equity, which any Loan Party may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this letter agreement by virtue of their relationship to Borrower and the other Loan Parties in connection with this letter agreement, the Credit Agreement, any of the other Loan Documents or any of the transactions hereunder or thereunder. Borrower, on behalf of itself and the other Loan Parties, hereby represents to the Releasees that no Loan Party has assigned or transferred any interest in any Claims against any Releasee prior to the date hereof. Borrower, on behalf of itself and the other Loan Parties, understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

(c)Borrower, on behalf of itself and the other Loan Parties, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Loan Party pursuant to and subject to the terms of paragraph 3(a) above. If any Loan Party violates the foregoing covenant, Borrower agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable and documented attorneys' fees and costs incurred by any Releasee as a result of such violation.

Exhibit 10.1

(4)Borrower, on behalf of each Loan Party, represents and warrants to the Agent and the Lenders that no Default or Event of Default (other than the Existing Default) has occurred and is continuing.

(5)On and after the date of this letter agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as affected by this letter agreement.

(6)To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement after giving effect to this letter agreement, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or affected hereby.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties may execute this letter agreement in multiple counterparts, each of which constitutes an original as against the party that signed it, and all of which together constitute one agreement. This letter agreement is effective upon delivery of one executed counterpart from each party to each other party. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission (including Adobe Portable Document Format or other electronic format) that includes a copy of the sending party’s signature is as effective as signing and delivering the counterpart in person.

[Signatures on following pages]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have duly executed this letter agreement as of the date first above written.

FORTRESS CREDIT CORP., as Agent

By: _________________________________
Name:
Title:

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as Lender

By: FCOD CLO Management LLC, its collateral manager

By:____________________________

Name:

Title:

FORTRESS LENDING FUND II MA-CRPTF LP, as Lender

By: FLF II MA-CRPTF Advisors LLC, its investment manager

By:_______________________________

Name:

Title:

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED, as Lender

By: FCOD CLO Management LLC, its collateral manager

By:____________________________

Name:

Title:

FORTRESS LENDING II HOLDINGS L.P., as Lender

By: Fortress Lending Advisors II LLC, its investment manager

By:_________________________

Name:

Title:

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED, as Lender

By: FCOD CLO Management LLC, its collateral manager

By:____________________________

Name:

Title:

[Signature Page to Consent and Waiver]

Exhibit 10.1

Acknowledged and agreed to as of the first date written above:

GALAXY GAMING, INC., as Borrower

By: _________________________________
Name:
Title:

[Signature Page to Consent and Waiver]